[Graphic Representation Omitted - See Appendix]

Marshall International Stock Fund

Class Y Shares

Table of Contents

Risk/Return Profile	2
Fees and Expenses of the Fund	3
Securities Descriptions	5
How to Buy and Redeem Shares	6
Marshall Funds, Inc. Information	7
Financial Highlights	11

An international equity mutual fund seeking to provide capital appreciation by investing primarily in a diversified portfolio of common stocks of companies outside of the United States.

Shares of the Marshall International Stock Fund, like shares of all mutual funds, are not bank deposits, federally insured or guaranteed, and may lose value.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

Prospectus for Defined Contribution Plan Participants

October 31, 1999
(Revised May 31, 2000)

[Graphic Representation Omitted - See Appendix]

Risk/Return Profile

Marshall International Stock Fund

[Graphic Representation Omitted - See Appendix]

Goal: The Fund's goal is to provide risk capital appreciation.

Strategy: The Fund invests in common stocks of companies located outside the United States. BPI Global Asset Management, LLP is the sub-adviser of the Fund.

BPI uses a "bottom-up" approach to international investing within overall portfolio management guidelines. The stock selection process begins with identifying companies of any size within industry groups that have historically been successful and have a competitive advantage as evidenced by above-average profit margins, high returns on equity, low leverage and adequate cash flow. The selection process seeks to identify quality companies with attractive returns on equity, shareholder-oriented management, and a strong capital structure. Stocks are selected and retained when they are attractively valued within their industry by using traditional valuation measures such as price-to-book and price-to-earnings ratios, resulting in an approach described as "quality companies at a reasonable price." The portfolio management team closely monitors the Fund's industry weightings and country weightings in relation to its performance benchmark.

Risks: The Fund is subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Foreign securities pose additional risks over U.S.-based securities. The Fund is also subject to sector risks. The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Annual Total Return (calendar years 1995-1998)

[Graphic Representation Omitted - See Appendix]

Total Return
Best quarter	(4Q98)	16.30%
Worst quarter	(3Q98)	(19.06%)
Most recent quarter	(3Q99)	4.09%

Average Annual Total Return through 12/31/98*

	1 Year	Since 9/1/94 inception
Fund	3.26%	8.65%
LIFI	12.66%	8.41%
EAFE Index	18.23%	6.09%

*The table shows the Fund's average annual total returns for the Class Shares over a period of time. In addition, the performance of the Fund's Class Y Shares is compared to the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE), which is an index of international stocks, and the Lipper International Funds Index (LIFI), which is index of funds with similar investment objectives.

As with all mutual funds, past performance does not necessarily predict future performance.

Fees and Expenses of the Fund

[Graphic Representation Omitted - See Appendix]

This table describes the fees and expenses that you may pay if you buy and hold Class Y Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (Before Waivers)
(expenses deducted and expressed as a percentage of the Fund's net assets)
Management Fee(1)	1.00%
Shareholder Servicing Fee	0.25%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	1.52%

(1) The Adviser expects to voluntarily waive a portion of the management fee. This amount is shown below along with the net expenses the Fund expects to actually pay for the fiscal year ending August 31, 2000. The adviser may terminate this voluntary waiver at any time.
Total Waivers of Fund Expenses	0.02%
Total Actual Annual Fund Operating Expenses (after waivers)	1.50%

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear either directly or indirectly. Marshall & Ilsley Trust Company, an affiliate of the Adviser, receives custodial and administrative fees for the services it provides to shareholders. For more complete descriptions of the various costs and expenses, see "Marshall Funds, Inc. Information." Wire-transferred redemptions may be subject to an additional fee.

Example

This Example is intended to help you compare the cost of investing in the Fund's Class Y Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Class Y Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Class Y Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Y Shares

1 Year	$ 155
3 Years	$ 480
5 Years	$ 829
10 Years	$1,813

[Graphic Representation Omitted - See Appendix]

The Main Risks of Investing in the Fund

Stock Market Risks. The Fund is subject to fluctuation in the stock markets, which have periods of increasing and decreasing values. Stocks have greater volatility than debt securities. While greater volatility increases risk, it offers the potential for greater reward.

Stock market risk is also related to the size of the company issuing stock. Companies may be categorized as having a small, medium or large capitalization (market value). The potential risks are higher with small- and medium-capitalization companies and lower with large-capitalization companies.

Foreign Securities Risks. Foreign securities pose additional risks over U.S.-based securities for a number of reasons. Because the Fund invests primarily in foreign securities, you should expect that these factors may adversely affect the value of an investment in the Fund. Foreign economic, governmental and political systems may be less favorable than those of the United States. Foreign governments may exercise greater control over their economies, industries and citizens' rights. Specific risk factors related to foreign securities include: inflation, taxation policies, currency exchange rates and regulations and accounting standards. The Fund may incur costs and expenses when making foreign investments that are higher than when making domestic investments, which will affect the Fund's total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign securities change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily. Therefore the Fund may be exposed to currency risks over an extended period of time.

Euro Risks. The Fund makes significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.

With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals.

Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Portfolio Turnover. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities will be sold without regard to the length of time they have been held when the Fund's Adviser or Sub-adviser believes it is appropriate to do so in light of the Fund's investment goal. A higher portfolio turnover rate involves greater transaction expenses that must be borne directly by the Fund (and thus, indirectly by its shareholders), and affect Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them.

Securities Descriptions

[Graphic Representation Omitted - See Appendix]

Equity Securities. Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The EQUITYFUNDS cannot predict the income they will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business.

[Graphic Representation Omitted - See Appendix]

Common Stocks. Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

[Graphic Representation Omitted - See Appendix]

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Securities Lending. The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Funds will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash items, and shorter-term, higher-quality debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

[Graphic Representation Omitted - See Appendix]

How to Buy and Redeem Shares

How Do I Purchase Shares? All shares must be purchased through your employer's defined contribution plan (Plan). For information about how to purchase shares through your Plan, or limitations on the amount or frequency with which shares may be purchased, please consult your Employer or Plan Administrator. Shares are sold to eligible defined contribution plans at the net asset value (NAV) next determined after the Fund receives payment without a sales charge. Each NAV is calculated for the Fund at the end of regular trading (normally 3:00 p.m. Central Time) each day the New York Stock Exchange (NYSE)is open for business. In calculating NAV, the Fund's portfolio is valued using market prices.

Securities held by the Fund may trade on foreign exchanges on days (such as weekends) when the Fund does not calculate NAV. Your Plan may also restrict the dates on which you may purchase shares. As a result, the NAV of the Fund's shares may change on days when you cannot purchase or sell the Fund's shares through your Plan.

How Do I Redeem Shares? For information on redeeming Fund shares through your Plan, including any charges that may be imposed by the Plan, contact your Employer or Plan Administrator. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. You will not be charged a fee by the Fund for redeeming shares.

How Do I Exchange Shares? Subject to your Plan's restrictions, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Marshall Fund available through your Plan. Please be sure to read the prospectus of the Marshall Fund you wish to exchange into before using this exchange privilege. Contact your Employer or Plan Administrator for instructions on how to exchange your shares or to obtain prospectuses of other Marshall Funds available through your Employer or Plan. An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction. This exchange privilege may be modified or terminated at any time.

Account Statements. You will receive periodic statements reporting all account activity, including dividends and capital gains paid through your Plan Administrator.

Dividends and Capital Gains. The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend. In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional shares.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. All shares of the Fund or class have equal voting rights and will generally vote in the aggregate and not by class. There may be circumstances, however, when shareholders of a particular Marshall Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different sales charges and other expenses, which will affect performance.

Tax Information

Federal Income Tax. Fund distributions of dividends and capital gains are typically taxable to shareholders whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be primarily capital gains. Redemptions are taxable sales. For Fund shares held in a qualified employee benefit plan, such as a 401(k) plan, the taxation of Fund distributions of dividends and capital gains, as well as any gain or loss resulting from purchases and redemptions, generally will be deferred until plan participation ends. Please consult your tax adviser regarding your federal, state, and local tax liability.

[Graphic Representation Omitted - See Appendix]

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board of Directors governs the Fund. The Board selects and oversees the Adviser, M&I Investment Management Corp. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is 1000 North Water Street, Milwaukee, Wisconsin, 53202. The Adviser has entered into a subadvisory contract with BPI Global Asset Management LLP (BPI or Sub-adviser) to manage the Fund, subject to oversight by the Adviser.

Adviser's Background. M&I Investment Management Corp. is a registered investment adviser and a wholly owned subsidiary of Marshall & Ilsley Corp., a registered bank holding company headquartered in Milwaukee, Wisconsin. As of June 30, 1999, the Adviser had approximately $10.5 billion in assets under management and has managed investments for individuals and institutions since 1973. The Adviser has managed the Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Sub-Adviser's Background. BPI Global Asset Management LLP is a registered investment adviser and provides management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals and other institutions located in both Canada and the United States. As of June 30, 1999, BPI had approximately $1.9 billion of total assets under management. The Sub-adviser's address is Tower Place at the Summit, 1900 Summit Tower Boulevard, Suite 450, Orlando, Florida 32810.

Portfolio Manager. The Fund is managed by Dan Jaworski, founder, Managing Director and Chief Investment officer of the Sub-adviser. Prior to founding BPI in March 1997, Mr. Jaworski was a portfolio manager at Lazard Frères & Co. LLC, from June 1993 to December 1994, and from January 1995 to March 1997 was a portfolio manager at STI Capital Management. Mr. Jaworski received a B.A. in Economics and Computer Science from Concordia College and received his M.B.A. in Finance from the University of Minnesota.

Advisory Fees. The Adviser is entitled to receive an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

The Adviser has the discretion to voluntarily waive a portion of its fee. However, any waivers by the Adviser are voluntary and may be terminated at any time in its sole discretion.

Affiliate Services and Fees. Marshall & Ilsley Trust Company (M&I Trust), an affiliate of the Adviser, provides services to the Marshall Funds as custodian of the assets, shareholder services agent, sub-transfer agent and administrator directly and through its division, Marshall Funds Investor Services. The annual custody fees are 0.02% of the first $250 million of assets held plus 0.01% of assets exceeding $250 million, calculated on the Fund's average daily net assets (ADNA). M&I Trust Company is entitled to receive shareholder services fees directly from the Fund in an annual amount up to 0.25% of the Fund's ADNA. As administrator, M&I Trust is entitled to receive fees directly from the Fund in amounts up to a maximum annual percentage of the aggregate Fund's ADNA as follows:

Maximum Fee	Fund's ADNA

0.15%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets over $750 million

M&I Trust receives an annual per-account fee for sub-transfer agency services to trust and institutional accounts maintained on its trust accounting system. M&I Trust also, from time to time, receives reimbursement from the Fund's distributor and its affiliates for certain expenses incurred in marketing Fund shares and for other administrative services on behalf of shareholders.

[Graphic Representation Omitted - See Appendix]

Supplemental Performance Information of the Sub-Adviser to the Marshall International Stock Fund

BPI Global Asset Management LLP (BPI) has served as sub-adviser for the Marshall International Stock Fund ("the Fund") since March 29, 1999. Since the Fund's inception on September 2, 1994 through March 29, 1999, the Fund was sub-advised by another firm. Daniel R. Jaworski, BPI's Managing Director, currently serves as the portfolio manager for the Fund. Supplemental information is presented below to summarize BPI's and Mr. Jaworski's historical performance results for various entities other than the Marshall International Stock Fund. Historical performance of these other accounts is not a substitute for and is not indicative of future results of the Fund.

Mr. Jaworski was employed at STI Capital Management and managed the SunTrust Commingled Fund (a commingled investment fund with similar investment objectives, policies, strategies and risks to the Marshall International Stock Fund) for the period from February 1, 1995 to November 30, 1995. The following table summarizes the returns of the SunTrust Commingled Fund for the entire period during which Mr. Jaworski managed the fund, as compared to the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI-EAFE).

	Gross of Fees	Net of Fees	MSCI-EAFE Performance

1Q1995 (1)	6.70%	6.46%	5.93%

2Q1995	12.18	11.79	0.73

3Q1995	11.94	11.55	4.17

4Q1995 (2)	4.57	4.20	4.05

The commingled fund was not a mutual fund registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain diversification and investment restrictions imposed by the 1940 Act. If the commingled fund had been registered under the 1940 Act, the performance may have been adversely affected.

(1) Not a full quarter - excludes performance from 1/1/1995 to 1/31/1995.

(2) Not a full quarter - excludes performance from 12/1/1995 to 12/31/1995.

Mr. Jaworski was subsequently promoted to Director of International Portfolio Management & Research and Senior Portfolio Manager for the STI Classic International Equity Fund (a mutual fund with investment objectives, policies, strategies and risks similar to those of the Marshall International Stock Fund) from December 1, 1995 to March 31, 1997. The following table summarizes the returns of the STI Classic International Equity Fund for the entire period during which Mr. Jaworski managed the fund, as compared to the MSCI-EAFE Index:

	Gross of Fees	Net of Fees	MSCI-EAFE Performance

12/1/95 - 12/31/95	4.02%	3.50%	4.03%

1Q1996	5.09	4.72	2.89

2Q1996	5.89	5.52	1.58

3Q1996	1.57	1.21	-0.13

4Q1996	9.54	9.16	1.59

Annual 1996	23.82	22.08	6.05

1Q1997	4.43	4.06	-1.57

The average annual total return for the STI Classic International Fund for the one-year period from 4/1/96 to 3/31/97 was 21.31% as compared to 1.44% for the MSCI-EAFE for the same period. In addition, the fund's average annual total return from its inception on 12/1/95 to 3/31/97 was 32.00%, compared to 6.39% for the MSCI-EAFE for the same period.

[Graphic Representation Omitted - See Appendix]

Mr. Jaworski left STI Capital Management, along with several other investment team members, to create BPI and serve as its Managing Director and Chief Investment Officer. The following table sets forth BPI's composite performance information relating to the performance of institutional private accounts managed by BPI, during the periods indicated, that have investment objectives, policies, strategies, and risks substantially similar to those of the Marshall International Stock Fund. The performance information is provided to illustrate BPI's historical performance in managing similar accounts as measured against the MSCI-EAFE Index.

	Gross of Fees	Net of Fees	MSCI-EAFE Performance

1Q1997	N/A	N/A	N/A

2Q1997	16.96%	16.73%	12.98%

3Q1997	8.67	8.54	-0.70

4Q1997	-3.36	-3.48	-7.83

Annual 1997(1)	22.83	22.29	3.40

1Q1998	18.20	18.06	14.71

2Q1998	4.14	4.01	1.06

3Q1998	-12.38	-12.56	-14.21

4Q1998	14.84	14.62	20.66

Annual 1998	23.86	23.06	20.00

1Q1999	0.35	0.15	1.39

2Q1999	6.01	5.75	2.54

3Q1999	4.43	4.16	4.39

The following accounts managed by BPI and Mr. Jaworski are not included in the composite performance for the reasons noted: (1) three Canadian international mutual funds, where "international" as defined by a Canadian investor includes an allocation to the U.S. and no allocation to Canada; (2) Masters' Select International Fund, a fund that uses multiple subadvisers, one of which is BPI; and (3) one private account that only holds American Depositary Receipts (ADRs).

(1) Not a full year - excludes performance from 1/1/1997 to 3/31/1997.

BPI represents that the composite performance information shown above has been calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"). AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers (such as BPI). These AIMR performance presentation standards are intended to (1) promote full and fair presentations by investment advisers of their performance results, and (2) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

The returns in each of the above tables are calculated on a total return basis and include all dividends and interest, accrued income and all realized and unrealized gains and losses. The "Net of Fees" figures reflect the deduction of advisory and other fees paid by the accounts - "Gross of Fees" does not include these fees, but does include certain trading costs and embedded fees (e.g., "wrap fees") that cannot be unbundled and have been deducted. The investment results of BPI have been audited up to March 31, 1999. Information from that date to May 1, 1999 has not been verified by the Marshall Funds or Federated Securities Corp. and is unaudited.

[Graphic Representation Omitted - See Appendix]

The BPI performance composite includes all actual, fee-paying, discretionary institutional accounts managed by BPI that have investment objectives, policies, strategies, and risks similar to those of the Marshall International Stock Fund. Mr. Jaworski is the portfolio manager of each account included in the composite. However, the Sun Trust Commingled Fund and BPI institutional accounts included in BPI's composite differ from the Marshall International Stock Fund, in that they are not subject to:

  the same types of expenses as the Marshall International Stock Fund;
  the investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940; and
  the requirements of Subchapter M of the Internal Revenue Code.

As a result, the performance results for the SunTrust Commingled Fund and BPI institutional accounts could have been adversely affected if they had been regulated as investment companies under the restrictions outlined above. In addition, the performance figures are for a short period of time and should not be indicative of long-term results.

Although the STI Classic International Equity Fund has objectives, policies, strategies, and risks similar to those of the Marshall International Stock Fund, it is a separate fund and its performance is not indicative of the potential performance of the Marshall International Stock Fund.

The MSCI-EAFE Index is a capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand, and Far Eastern stock markets. The MSCI-EAFE is unmanaged. Investments may not be made in an index. The Fund's Statement of Additional Information contains further information on calculation of average annual total returns.

[Graphic Representation Omitted - See Appendix]

Financial Highlights

The Financial Highlights will help you understand the Fund's financial performance since its inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The following table has been audited by Ernst & Young LLP, the Funds' independent auditors for the fiscal year ended August 31, 1999. Their report dated October 15, 1999 is included in the Annual Report for the Funds, which is incorporated by reference. Each of the previous four years were audited by other auditors. This table should be read in conjunction with the Funds' financial statements and notes thereto, which may be obtained free of charge from the Funds.

Further information about the performance of the Funds is contained in the Funds' Annual Report dated August 31, 1999, which may be obtained free of charge.

(For a share outstanding throughout each period)

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income/ Operating (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments, Collateral, Futures Contracts, and Foreign Currency	Total from Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investment Transactions, Futures Contracts, and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Ratios to Average Net Assets				Net Assets, End of Period (000's Omitted)	Portfolio Turnover Rate
										Expenses(4)	Net Investment Income(4)	Expenses (after Waivers)	Net Investment Income (after Waivers)

International Stock Fund
1995(1)	$10.00	0.20	0.01	0.21	(0.05)	--	(0.05)	$10.16	2.11%	1.58%(3)	2.38%(3)	1.54%(3)	2.42%(3)	$94,048	61%
1996	$10.16	0.21	0.96	1.17	(0.22)	(0.03)	(0.25)	$11.08	11.71%	1.35%	2.58%	1.35%	2.58%	$143,783	26%
1997	$11.08	0.18	2.29	2.47	(0.26)	(0.09)	(0.35)	$13.20	22.73%	1.59%	1.80%	1.59%	1.80%	$226,849	26%
1998	$13.20	0.26	(1.42)	(1.16)	(0.21)	(0.29)	(0.50)	$11.54	(9.09%)	1.49%	2.01%	1.49%	2.01%	$225,248	24%
1999	$11.54	0.09	2.45	2.54	(0.25)	--	(0.25)	$13.83	22.20%	1.51%	0.78%	1.50%	0.79%	$270,315	182%

(1) Reflects operations for the period from September 2, 1994 (date of initial public investment) to August31,1995.

(2) Based on net asset value.

(3) Computed on an annualized basis.

(4) During the period, certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.

A Statement of Additional Information (SAI) dated October 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders as they become available. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge, call your Employer or Plan Administrator.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, D.C. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov. or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Federated Securities Corp.
Distributor

Cusip 572353712
25516 (5/00)
Investment Company Act File No. 811-7047

                                    APPENDIX

     1.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing  the annual total returns of Marshall  Equity Income Fund (Fund) as of the calendar year-end for each of five years.

     The "y" axis  reflects the "% Total  Return"  beginning  with  "-5.00%" and increasing in increments of 5.00% up to 35.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features five distinct vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each respective  bar,  for  the  calendar  years  1994  through  1998,  are:  -1.63%,
34.22%,21.18%, 27.53%, and 10.48%.

     2.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing the annual total returns of Marshall Large-Cap Growth & Income Fund
(Fund) as of the calendar year-end for each of six years.

     The "y" axis reflects the "% Total  Return"  beginning  with  "-10.00%" and increasing in increments of 5.00% up to 35.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features six distinct  vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each
respective   bar,  for  the  calendar  years  1993  through  1998,  are:  3.35%,
-5.79%,33.20%, 14.66%, 26.24% and 26.18%.

     3.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing  the annual total returns of Marshall  Mid-Cap Value Fund (Fund) as of the calendar year-end for each of five years.

     The "y" axis  reflects  the "% Total  Return"  beginning  with  "0.00%" and increasing in increments of 5.00% up to 30.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features five distinct vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each
respective   bar,  for  the  calendar  years  1994  through  1998,  are:  2.08%,
25.39%,13.91%, 23.38%, and 5.15%.

     4.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing  the annual total returns of Marshall Mid-Cap Growth Fund (Fund) as of the calendar year-end for each of five years.

     The "y" axis reflects the "% Total  Return"  beginning  with  "-10.00%" and increasing in increments of 5.00% up to 35.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features five distinct vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each respective  bar,  for  the  calendar  years  1994  through  1998,  are:  -5.64%,
33.74%,20.61%, 22.73%, and 15.72%.

     5.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing  the annual total returns of Marshall  Small-Cap Growth Fund (Fund)
as of the calendar year-end for each of three years.

     The "y" axis  reflects  the "% Total  Return"  beginning  with  "0.00%" and increasing in increments of 10.00% up to 60.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998. The light gray shaded chart features three distinct vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each respective  bar,  for  the  calendar  years  1996  through  1998,  are:  50.39%,
23.18%,and 3.41%.

     6.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing  the annual  total  returns of  Marshall  International  Stock Fund
(Fund) as of the calendar year-end for each of four years.

     The "y" axis  reflects  the "% Total  Return"  beginning  with  "0.00%" and increasing in increments of 5.00% up to 20.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features four distinct vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each respective  bar,  for  the  calendar  years  1995  through  1998,  are:  11.55%,
19.65%,10.86%, and 3.26%.

     7.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing the annual total returns of Marshall  Government Income Fund (Fund)
as of the calendar year-end for each of six years.

     The "y" axis  reflects the "% Total  Return"  beginning  with  "-5.00%" and increasing in increments of 5.00% up to 20.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features six distinct  vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each
respective   bar,  for  the  calendar  years  1993  through  1998,  are:  5.99%,
-2.74%,16.97%, 3.04%, 8.43%, and 6.51%.

     8.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing the annual total returns of Marshall  Intermediate Bond Fund (Fund)
as of the calendar year-end for each of six years.

The "y" axis reflects the "% Total Return" beginning with "-5.00%" and increasing in increments of 5.00% up to 20.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features six distinct  vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each
respective   bar,  for  the  calendar  years  1993  through  1998,  are:  6.88%,
-3.06%,15.46%, 2.41%, 7.18%, and 6.33%.

     9.  The  graphic  presentation  here  displayed  consists  of a  bar  chart representing  the annual total  returns of Marshall  Intermediate  Tax-Free Fund
(Fund) as of the calendar year-end for each of four years.

     The "y" axis  reflects  the "% Total  Return"  beginning  with  "0.00%" and increasing in increments of 2.00% up to 12.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features four distinct vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each respective  bar, for the calendar years 1995 through 1998, are:  11.54%,  3.84%,
6.79%, and 5.65%.

     10.  The  graphic  presentation  here  displayed  consists  of a bar  chart representing the annual total returns of Marshall  Short-Term Income Fund (Fund)
as of the calendar year-end for each of six years.

     The "y" axis  reflects  the "% Total  Return"  beginning  with  "0.00%" and increasing in increments of 2.00% up to 10.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features six distinct  vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each respective  bar, for the calendar years 1993 through 1998,  are:  3.70%,  1.83%,
8.97%, 4.97%, 6.40%, and 4.91%.

     11.  The  graphic  presentation  here  displayed  consists  of a bar  chart representing the annual total returns of Marshall Money Market Fund (Fund) as of the calendar year-end for each of six years.

     The "y" axis  reflects  the "% Total  Return"  beginning  with  "0.00%" and increasing in increments of 1.00% up to 6.00%.

     The "x" axis represents calculation periods from the earliest calendar year end of the Fund's  start of business  through the calendar  year ended  December
31,1998.  The light gray shaded chart features six distinct  vertical bars, each shaded in charcoal,  and each visually  representing  by height the total return percentages  for the calendar year stated  directly at its base.  The calculated total  return  percentage  for  the  Fund  which  appears  directly  above  each
respective   bar,  for  the  calendar  years  1993  through  1998,  are:  2.99%,
4.06%,5.78%, 5.27%, 5.44%, and 5.42%.